                                                                    Exhibit 99.3

                              INNKEEPERS USA TRUST

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1996

         The following unaudited Pro forma Consolidated Balance Sheet of Innkeepers USA Trust is presented as if the acquisition of the Cherry Hill and Harrisburg Hotels had occurred on March 31, 1996. Such pro forma information is based in part upon the consolidated balance sheets of the Company. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

         The following unaudited Pro forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been assuming such transactions had been completed as of March 31, 1996, nor does it purport to represent the future financial position of the Company.

                                                                                Pro Forma
                                                           Historical          Adjustments        Pro Forma
                                                           ----------          -----------        ---------
                                                                   (Unaudited, Amounts in Thousands)
                                                          ASSETS

Investment in hotel properties, at cost . . . . . . . . .      $158,024            $16,600           $174,624
Accumulated depreciation  . . . . . . . . . . . . . . . .       (11,591)                              (11,591)
                                                                -------           --------           -------
Investment in hotel properties, net . . . . . . . . . . .       146,433             16,600(A)         163,033
Cash and cash equivalents . . . . . . . . . . . . . . . .         6,774                                 6,774
Due from Lessee . . . . . . . . . . . . . . . . . . . . .         3,015                                 3,015
Deferred expenses, net  . . . . . . . . . . . . . . . . .         2,248                 83(B)           2,331
Other assets  . . . . . . . . . . . . . . . . . . . . . .           275                                   275
                                                                -------             ------            -------
  Total assets  . . . . . . . . . . . . . . . . . . . . .      $158,745            $16,683           $175,428
                                                                =======             ======            =======

                                           LIABILITIES AND SHAREHOLDERS' EQUITY

Long-term debt  . . . . . . . . . . . . . . . . . . . . .       $61,834            $16,683(A,B)       $78,517
Accounts payable and accrued expenses . . . . . . . . . .           277                                   277
Accrued expenses -- public offering . . . . . . . . . . .             0                                     0
Distributions payable . . . . . . . . . . . . . . . . . .         2,603                                 2,603
Minority interest in partnership  . . . . . . . . . . . .         6,112                                 6,112
                                                                 ------             ------             ------
  Total liabilities . . . . . . . . . . . . . . . . . . .       $70,826            $16,683            $87,509
                                                                 ------             ------             ------

Shareholders' Equity:
  Common shares . . . . . . . . . . . . . . . . . . . . .           108                                   108
  Additional paid in capital  . . . . . . . . . . . . . .        90,650                                90,650
  Unearned Trustees' compensation . . . . . . . . . . . .          (173)                                 (173)
  Distributions in excess of net earnings . . . . . . . .        (2,666)                               (2,666)
                                                                 ------                               -------
     Total shareholders' equity . . . . . . . . . . . . .        87,919                                87,919
                                                                                    ------            -------
     Total liabilities and shareholders' equity . . . . .      $158,745            $16,683           $175,428
                                                                =======             ======            =======

             See Notes to the Pro Forma Consolidated Balance Sheet.





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

(A) Increase reflects the purchase price of the Cherry Hill and Harrisburg Hotels which was financed by proceeds from the Company's Line of Credit.

(B) Increase reflects the capitalization of line of credit commitments fees.





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

                              INNKEEPERS USA TRUST

                  PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
              For the Three and Twelve Months Ended March 31, 1996
            (Unaudited, amounts in thousands except per share data)

         The following unaudited Pro forma Consolidated Statements of Income of Innkeepers USA Trust (Company) is presented as if the acquisition of the Hotels had occurred at the beginning of the periods presented and all of the Hotels had been leased to the Lessee pursuant to the percentage leases throughout the periods presented. Such pro forma information is based in part upon the consolidated statements of income of the Company. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

         The following unaudited Pro forma Consolidated Statements of Income for the periods presented are not necessarily indicative of what actual results of operations of the Company that would have been assuming such transactions had been completed as of the beginning of the periods presented, nor does it purport to represent the results of operations for future periods.

                                                           For the Three                   For the Twelve
                                                           Months Ended                     Months Ended
                                                          March 31, 1996                   March 31, 1996
                                                          --------------                   --------------
Operating Data:
    Percentage lease revenue  . . . . . . . . . . . .              $ 6,226                        $ 23,503
    Other revenue . . . . . . . . . . . . . . . . . .                  168                             676
                                                                     -----                          ------
         Total Revenue  . . . . . . . . . . . . . . .                6,394                          24,179
                                                                     -----                          ------
    Depreciation and amortization . . . . . . . . . .                1,729                           6,910
    Ground rent . . . . . . . . . . . . . . . . . . .                   84                             336
    Interest expense  . . . . . . . . . . . . . . . .                1,502                           6,009
    Amortization of origination fees  . . . . . . . .                  240                             960
    Real estate and personal property taxes . . . . .
         and property insurance . . . . . . . . . . .                  597                           2,388
    General and administrative  . . . . . . . . . . .                  250                           1,000
    Amortization of unearned Trustees'  . . . . . . .
         compensation . . . . . . . . . . . . . . . .                   12                              48
                                                                     -----                          ------
         Total expenses . . . . . . . . . . . . . . .                4,414                          17,651
    Income before minority interest . . . . . . . . .                1,980                           6,528
    Minority interest in income . . . . . . . . . . .                 (129)                           (424)
                                                                     -----                           -----
         Net income . . . . . . . . . . . . . . . . .              $ 1,851                         $ 6,104
                                                                     =====                           =====
    Net income per common share . . . . . . . . . . .                $ .17                           $ .56
                                                                       ===                             ===
    Weighted average number of common
         shares and common share equivalents
         outstanding  . . . . . . . . . . . . . . . .           11,568,591                      11,568,591
                                                                ==========                      ==========





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


                      JF HOTEL, INC. AND JF HOTEL II, INC.

                    PRO FORMA COMBINED STATEMENTS OF INCOME
              FOR THE THREE AND TWELVE MONTHS ENDED MARCH 31, 1996
                       (Unaudited, Amounts in Thousands)


         The following unaudited Pro Forma Combined Statements of Income of JF HOTEL, INC. and JF HOTEL, II, INC. (Lessee) is presented as if the acquisition of the Hotels had occurred at the beginning of the periods presented. Such pro forma information is based in part upon the combined statements of income of the Lessee. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

         The following unaudited Pro Forma Combined Statements of Income for the periods presented are not necessarily indicative of the actual results of operations of the Lessee that would have been assuming such transactions had been completed as of the beginning of the periods presented, nor does it purport to represent the results of operations for future periods.


                                                           For the Three                   For the Twelve
                                                           Months Ended                     Months Ended
                                                          March 31, 1996                   March 31, 1996
                                                          --------------                   --------------
Revenues:
    Room revenue  . . . . . . . . . . . . . . . . . .              $13,283                         $51,128
    Other revenue . . . . . . . . . . . . . . . . . .                  987                           3,708
                                                                    ------                         -------
         Total revenue  . . . . . . . . . . . . . . .               14,270                          54,836
                                                                    ------                          ------

Expenses:
    Property operating costs and expenses . . . . . .                3,140                          12,705
    General and administrative  . . . . . . . . . . .                  881                           4,122
    Franchise fees  . . . . . . . . . . . . . . . . .                  961                           3,829
    Advertising and promotions  . . . . . . . . . . .                  555                           1,748
    Utilities . . . . . . . . . . . . . . . . . . . .                  898                           3,130
    Repairs and maintenance . . . . . . . . . . . . .                  673                           2,615
    Insurance . . . . . . . . . . . . . . . . . . . .                  104                             653
    Lessee overhead . . . . . . . . . . . . . . . . .                  360                           1,407
    Percentage Lease payments . . . . . . . . . . . .                6,226                          23,503
                                                                     -----                          ------
         Net Income . . . . . . . . . . . . . . . . .                $ 472                         $ 1,124
                                                                       ===                           =====





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